DRIEHAUS MUTUAL FUNDS
Driehaus Active Income Fund
Supplement dated June 26, 2009 to
Statement of Additional Information dated May 6, 2009
THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND
THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND
SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.
Effective immediately, all paragraphs in the section entitled “Selective Disclosure of the Fund’s Portfolio Holdings” starting on page 21 of the Statement of Additional Information are deleted in their entirety and replaced with the following:
It is the policy of the Fund, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Fund’s portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Fund’s Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer to its customers or the duties owed by the Fund to its shareholders and (d) will not violate the antifraud provisions of the federal securities laws (“Disclosure Conditions”). The purpose of this policy is to prevent abusive trading in shares of the Fund, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.
Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, DCM or DS LLC and independent Counsel to the Trust’s independent Trustees in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Fund, DCM or DS LLC; (e) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (g) third-party service providers to the Fund, DCM or DS LLC, such as the Fund’s custodian; the Fund’s administrator, fund accountant and transfer agent; DCM’s proxy-voting service; the Fund’s pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Fund, provided their contracts with the Fund, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.
Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Fund to customers, such as financial planners, broker-dealers or other intermediaries, unless the Disclosure Conditions are satisfied. However, the Fund, DCM or DS LLC may make disclosure of a limited number of Portfolio Holdings, provided the Fund is not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose. For example, in the normal course of business, the Adviser in discussions about the Fund with current and potential institutional shareholders conducting due diligence on an on-going basis about the Fund may occasionally and incidentally mention specific Portfolio Holdings that have not been previously disclosed. The Fund and the Adviser do not believe that these disclosures will harm the Fund.
The Fund will post its Portfolio Holdings information on its website 30 days after month-end. Sector weightings, portfolio characteristics and performance will be posted periodically. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the website posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.
The Fund’s Portfolio Holdings posted on the website and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in the Fund’s best interest to do so.
DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of the Fund’s Portfolio Holdings.
DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Chief Compliance Officer is responsible for monitoring compliance with the Fund’s pre-approval and disclosure restrictions. The Trust’s Treasurer, working with the Trust’s counsel, is responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure requirements. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Fund, DCM and DS LLC with the policies and procedures on selective disclosure of the Fund’s Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.
The Fund’s Portfolio Holdings must be filed with the Securities and Exchange Commission (the “SEC”) within 60 days of quarter-end. The Portfolio Holdings are available on the Fund’s website at www.driehaus.com within five business days after filing with the SEC and are available on the website for at least six months from the posting date.
Effective immediately, the last sentence in the section entitled “Other Shareholder Services” on page 33 of the Statement of Additional Information is deleted in its entirety and replaced with the following:
The Plan allows for payments not to exceed 0.25% of average daily net assets; however, currently the Board of Trustees has limited payment to 0.15%.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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